                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 June 29, 2001


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2001, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-10A)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                   333-35026-18            74-2440850
-----------------------------        ------------         ------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
      Of Incorporation)              File Number)         Identification No.)



       200 Vesey Street
      New York, New York                                           10285
    ---------------------                                       ----------
    (Address of Principal                                       (Zip Code)
     Executive Offices)


         Registrant's telephone number, including area code:  (212) 526-7000

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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         Item 5. Other Events

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $298,062,031 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, Class 2-A3, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-10A on June 29, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 26, 2001, as supplemented by the Prospectus Supplement, dated June 14, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 2001, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and The Chase Manhattan Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, Class 2-A3, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $301,078,637 as of June 1, 2001. The Mortgage Loans are serviced pursuant to a Servicing Agreement, attached hereto as Exhibit 10.1, dated as of June 1, 2001, among Lehman Capital, A Divison of Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Aurora Loan Services Inc., as Servicer. The Class 2-A1 Certificates are guaranteed under the Certificate Guaranty Insurance Policy, attached hereto as Exhibit 99.2. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.



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Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


1.1 Terms Agreement, dated June 14, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1 Trust Agreement, dated as of June 1, 2001, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and The Chase Manhattan Bank, as Trustee.

10.1 Servicing Agreement, dated as of June 1, 2001, among Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Aurora Loan Services Inc., as Servicer.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2 Certificate Guarantee Insurance Policy, dated June 1, 2001, issued by Ambac Assurance Corporation, as Insurer, in connection with the Class 2-A1 Certificates.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STRUCTURED ASSET SECURITIES CORPORATION


                                    By: /s/ Ellen V. Kiernan
                                        ----------------------------------------
                                        Name: Ellen V. Kiernan
                                        Title: Vice President


Dated:  June 29, 2001



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                                 EXHIBIT INDEX

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

Exhibit No.                                 Description                                          Page No.
-----------                                 -----------                                          --------
1.1            Terms Agreement, dated June 14, 2001, between Structured Asset Securities
               Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1            Trust Agreement, dated as of June 1, 2001, among Structured Asset
               Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master
               Servicer and The Chase Manhattan Bank, as Trustee.

10.1           Servicing Agreement, dated as of June 1, 2001, among Lehman Capital, A
               Division of Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services
               Inc., as Master Servicer, and Aurora Loan Services Inc., as Servicer.

99.1           Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
               Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2           Certificate Guarantee Insurance Policy, dated June 1, 2001, issued by Ambac
               Assurance Corporation, as Insurer, in connection with the Class 2-A1
               Certificates.
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